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                                                                    EXHIBIT 10 r
                                ADDENDUM TO LEASE


This addendum shall be made a part of the Lease dated August, 1997 by and between, Richard Craig Jr., an Individual, and Global Election Systems a Delaware Corporation, Tenant. Which said lease was assigned on April 2, 1999, by Richard Craig Jr., an Individual, to 405 N. 115th St., LLC from this point on referred to as (Landlord). These changes shall supercede the Lease and addendum dated August, 1997.

TERM
Landlord and Tenant agree to extend the term of the Lease 26 months from September 1, 1999 to October 31, 2001.

Base Rent for the period September 1, 1999 to October 31, 2001 shall be $405.75 per month.


DATED:  AUGUST 16, 1999                    DATED:  AUGUST 12, 1999



BY: Signed:  "HOWARD T. VAN PELT"          BY:  Signed:  "SCOTT MAKINSTER"
             ------------------------                  ------------------------
    HOWARD T. VAN PELT                          SCOTT MAKINSTER
    PRESIDENT AND CHIEF EXECUTIVE OFFICER


GLOBAL ELECTION SYSTEMS, INC.              405 N. 115TH ST. LLC
116 WILMETH ROAD                           405 N. 115TH ST., SUITE 100
MCKINNEY, TX  75069                        OMAHA, NE  68154